SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: March 6, 2003
                                          -------------
                        (Date of earliest event reported)


                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                        000-19621               41-1454591
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(State or other jurisdiction of          Commission           (I.R.S. Employer
incorporation or organization)            File No.           Identification No.)


         7400 EXCELSIOR BOULEVARD
         MINNEAPOLIS, MN                                         55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.  Other Events.
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         On March 5, 2003, Appliance Recycling Centers of America, Inc. issued a press release announcing its 2002 operating results. The Company reported revenues of $45,720,000 and net income of $332,000 or $.10 per diluted share for its year ended December 28, 2002. A copy of the press release is attached as an exhibit to this filing on Form 8-K.


Item 7(c).  Exhibits.
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99       Press Release dated March 5, 2003, announcing its 2002 operating results.


Date:  March 6, 2003                             /s/ Linda Koenig
                                                 -------------------------------
                                                 Linda Koenig, Controller